 [logo] MFS                                                  SEMIANNUAL REPORT
        THE FIRST NAME IN MUTUAL FUNDS                        OCTOBER 31, 1995

          MFS(R) MUNICIPAL LIMITED MATURITY FUND



                                  [Front cover
                           A photo of two airplanes.]

MFS(R)  MUNICIPAL  LIMITED  MATURITY  FUND

TRUSTEES                                           PORTFOLIO  MANAGER
A. Keith Brodkin<F1> - Chairman and President      Robert A. Dennis<F1>

Richard B. Bailey<F1> - Private Investor;          TREASURER
Former Chairman and Director (until 1991),         W. Thomas London<F1>
Massachusetts Financial Services Company;
Director, Cambridge Bancorp;                       ASSISTANT  TREASURER
Director, Cambridge Trust Company                  James O. Yost<F1>

Peter G. Harwood - Private Investor                SECRETARY
                                                   Stephen E. Cavan<F1>
J. Atwood Ives - Chairman and Chief
Executive Officer, Eastern Enterprises             ASSISTANT  SECRETARY
                                                   James R. Bordewick, Jr.<F1>
Lawrence T. Perera - Partner,
Hemenway & Barnes                                  CUSTODIAN
                                                   State Street Bank and Trust Company
William J. Poorvu - Adjunct Professor,
Harvard University Graduate School of              AUDITORS
Business Administration                            Deloitte & Touche LLP

Charles W. Schmidt - Private Investor

Arnold D. Scott<F1> - Senior Executive Vice          --------------------------------------------------------
President, Director and Secretary,                                 TOP RATED SERVICE
Massachusetts Financial Services Company
                                                  NUMBER   For the second year in a row, MFS earned
Jeffrey L. Shames<F1> - President and Director,        1    a #1 ranking in DALBAR, Inc's.
Massachusetts Financial Services Company          DALBAR    Broker/Dealer Survey, Main Office
                                                            Operations Service Quality category.
Elaine R. Smith  - Independent Consultant                   The firm achieved a 3.49 overall score - on
                                                   a scale of 1 to 4 - in the 1995 survey. A total of
David B. Stone - Chairman, North                  71 firms responded, offering input on the quality
American Management Corp.                         of service they receive from 36 mutual fund companies
(investment advisers)                             nationwide. The survey contained questions about service
                                                  quality in 17 categories, including "knowledge of phone
INVESTMENT  ADVISER                               service contacts," "accuracy of transaction processing,"
Massachusetts Financial Services Company          and "overall ease of doing business with the firm."
500 Boylston Street                               --------------------------------------------------------
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

INVESTOR  SERVICE
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

<F1>Affiliated with the Investment Adviser

LETTER  TO  SHAREHOLDERS

Dear Shareholders:
Moderate economic growth, low inflation, a stronger dollar and prospects for major federal deficit reduction have provided a healthy environment for the bond market during the past six months. Interest rates on high-grade municipals in the 3- to 10-year maturity range fell by about 60 basis points (0.60%) during the period. Interest rates on AAA-rated municipals of 3-, 5-, 7- and 10-year maturities stood at 4.10%, 4.30%, 4.50% and 4.80%, respectively. For the six-month period ended October 31, 1995, Class A shares of the Fund experienced a total return of +4.01%, while Class B and Class C shares returned +3.64% and +3.57%, respectively. These returns assume the reinvestment of distributions but exclude the effects of any sales charges. A discussion of the factors that contributed to the Fund's performance may be found in the Portfolio Performance and Strategy Section of this letter.

Economic Outlook
Moderate, but sustainable, growth appears to be the hallmark of the economic expansion's fifth year. While initial estimates showed the U.S. economy growing at an annual rate of 4.2% in the third quarter, this surprisingly strong growth was mainly driven by a pickup in consumer spending and an increase in business and government outlays. Although impressive, this growth rate is not expected to continue in coming months. Recent retail sales have been disappointing, in part because of rising levels of consumer debt. An extended period of lower mortgage rates seems to have relieved much of the pent-up demand for housing. Growth is not expected to get much help from the manufacturing sector, either, as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad has limited demand for many U.S. goods. However, the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

Interest Rates
Given the growth of the economy in the third quarter, prospects for further decreases in short-term interest rates by the Federal Reserve seem uncertain in the near term. Long-term rates, meanwhile, have moved noticeably downward in recent months in anticipation of more modest fourth-quarter growth with continued low inflation. While there have been some increases in commodity prices, companies have found it difficult to pass these on at the consumer level as they continue to fight for market share. Additionally, unit labor costs remain under control and seem to be growing at a pace that is near or below the ongoing inflation rate. Thus, with long-term government bonds yielding over 6% in an environment of 2% to 3% inflation, real rates of return in the fixed-income markets remain relatively attractive.

Portfolio Performance and Strategy
The performance of short-maturity municipal bonds actually lagged that of Treasuries, whose corresponding rates declined by about 100 basis points (1.00%) over the past six months. This was not surprising since municipals were fully valued relative to Treasuries at the end of April (principal value and interest on Treasury securities are guaranteed by the U.S. Government if held to maturity). Even after the municipal market's underperformance during the period, the inter-market yield ratios in this maturity range are much lower than those for long-term municipals. For example, the ratio of 5-year, AA-rated municipals to 5-year Treasury yields is 74%, while that for 30-year maturities is about 88%. This phenomenon is due to the fact that demand for short-maturity municipals has been much stronger than that for long-maturity municipals, reflecting in part investors' recognition that short municipals are unlikely to be affected by any of the major tax reform proposals that might be considered by the next Congress. If enacted, some of the concepts being discussed could ultimately have negative implications for the valuation of municipals relative to Treasuries.

    During the six months ended October 31, 1995, the Fund's average maturity was lengthened from 3 1/2 to 4 years, a change that helped the Fund benefit from the trend of declining interest rates. The Fund's total returns for Class A shares exceeded the +3.46% average return for all the short-term municipal bond funds tracked by Lipper Analytical Services, Inc., an independent firm which reports mutual fund performance. The Fund's return ranked 11th out of the 54 funds for the six-month period; for the past 12 months, its return ranked 17th out of 49 funds. The Fund's total return for the past six months was also comparable to the +4.44% return reported by the Lehman Brothers Municipal Bond 3-Year Index (an unmanaged index comprised of bonds issued within the past three years rated Baa or better and with maturities between two and four years). As would be expected during such a time, the Fund's total returns lagged the +5.37% return registered by the Lehman Brothers Municipal Bond 5-Year Index (an unmanaged index comprised of bonds issued within the last five years rated Baa or better and with maturities between four and six years), since a fund with an average maturity of four years would typically have less price sensitivity to changing interest rates than one with an average maturity of five years. Over the past six months, performance was mainly determined by maturity structures, as there were no major changes in yield relationships among major sectors in the municipal bond market.

    Since the yield differential between high- and low-quality bonds remains very narrow, the Fund continues to maintain a high-quality portfolio. Currently, 68% of the Fund's total net assets is invested in bonds rated AAA or AA by Standard & Poor's. The Fund's largest sector concentration, which represents about 28% of total net assets, is in tax-supported general obligation bonds, historically the most secure municipal credits. This sector has benefited not only from the conservative financial practices generally employed by municipal governments in recent years, but also from the improved revenues flowing into state and local governments as a result of better economic conditions.

    We appreciate your support and welcome any questions or comments you may have.

Respectfully,


[photo of A. Keith Brodkin,   [photo of Robert A. Dennis, Portfolio Manager.]
Chairman and President]

/s/ A. Keith Brodkin          /s/ Robert A. Dennis

A. Keith Brodkin              Robert A. Dennis
Chairman and President        Portfolio Manager

November 10, 1995


PORTFOLIO  MANAGER  PROFILE
A graduate of Massachusetts Institute of Technology and its Sloan School of Management, Robert Dennis began his career at MFS in 1980 and was promoted to Vice President - Investments in 1983. In 1986, he was named Senior Vice President. He has been the Portfolio Manager of MFS Municipal Limited Maturity Fund since 1992. Mr. Dennis is a Chartered Financial Analyst (C.F.A.).

OBJECTIVE  AND  POLICIES
The Fund's investment objective is to provide as high a level of current income exempt from federal income taxes as is considered consistent with prudent investing and protection of shareholders' capital.

The Fund, under normal conditions, invests substantially all (at least 80%) of its assets in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax. As a defensive measure during times of adverse market conditions, up to 50% of the Fund's assets may be temporarily invested in short-term investments. Substantially all of the Fund's total assets will be invested in: tax-exempt securities which are rated AAA, AA, A or BBB by Standard & Poor's Corporation (S&P) or by Fitch Investors Service, Inc. (Fitch) or are rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. (Moody's) (and comparable unrated securities); notes of issuers having an issue of outstanding municipal bonds rated AAA, AA, A or BBB by S&P or Fitch or Aaa, Aa, A or Baa by Moody's (or issuers of comparable quality) or which are guaranteed by the U.S. Government; obligations issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities; and commercial paper, obligations of banks (including certificates of deposit and bankers' acceptances) with $1 billion of assets, and cash. Under normal market conditions, the dollar-weighted average maturity of the Fund's portfolio will not exceed five years and substantially all of the securities held by the Fund will have remaining maturities of 10 years or less.

PERFORMANCE  SUMMARY
Because mutual funds like MFS Municipal Limited Maturity Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B and Class C shares for the applicable time periods.

AVERAGE  ANNUAL  AND  CUMULATIVE  TOTAL  RATES  OF  RETURN
Class A Investment Results
(net asset value change including reinvested distributions)

                                                                                      3/17/92<F2>-
                                                         6 Months       1 Year       10/31/95
-------------------------------------------------------------------------------------------------------
Cumulative Total Return<F1>                                +4.01%       +6.86%        +20.78%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return<F1>                               --        +6.86%        + 5.35%
-------------------------------------------------------------------------------------------------------

<F1> These results do not include the sales charge. If the charge had been included, the results would have been lower.
<F2> Commencement of offering of this class of shares.

AVERAGE  ANNUAL  AND  CUMULATIVE  TOTAL  RATES  OF  RETURN - continued

     The average annual total returns, calculated for the period ended as of the most recent calendar quarter as required by the Securities and Exchange Commission (the SEC), with all distributions reinvested and reflecting the maximum sales charge of 2.50% on the initial investment for the 1-year period ended September 30, 1995 and for the period from March 17, 1992<F1> to September 30, 1995, were +3.35% and +4.55%, respectively.

Class B Investment Results
(net asset value change including reinvested distributions)

                                                                                      9/07/93<F1>-
                                                         6 Months       1 Year       10/31/95
-------------------------------------------------------------------------------------------------------
Cumulative Total Return<F2>                                +3.64%       +6.03%         +4.79%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return<F2>                               --        +6.03%         +2.20%
-------------------------------------------------------------------------------------------------------

     The average annual total returns, calculated for the period ended as of the most recent calendar quarter as required by the SEC, with all distributions reinvested and reflecting the current maximum contingent deferred sales charge (CDSC) of 4% for the 1-year period ended September 30, 1995 and for the period from September 7, 1993(sd) to
September 30, 1995, were +1.03% and +0.17%, respectively.

Class C Investment Results
(net asset value change including reinvested distributions)
                                                                                      7/01/94<F1>-
                                                         6 Months       1 Year       10/31/95
-------------------------------------------------------------------------------------------------------
Cumulative Total Return<F3>                                +3.57%       +5.91%         +6.18%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return<F3>                               --        +5.91%         +4.60%
-------------------------------------------------------------------------------------------------------

     The average annual total returns, calculated for the period ended as of the most recent calendar quarter as required by the SEC, with all distributions reinvested for the 1-year period ended September 30, 1995 and for the period from July 1, 1994(sd) to September 30, 1995, were +5.05% and +4.49%, respectively.

     All results represent past performance and are not necessarily an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

<F1> Commencement of offering of this class of shares.
<F2> These results do not include any CDSC. If the charge had been included, the results would have been lower.
<F3> Class C shares have no initial sales charge or CDSC but, along with Class B shares, have higher annual fees and expenses than Class A shares.

PORTFOLIO  OF  INVESTMENTS  (UNAUDITED) - October 31, 1995
Municipal  Bonds - 99.7%
-----------------------------------------------------------------------------
S&P
Bond Rating                                       Principal Amount
(Unaudited)Issuer                                    (000 Omitted)      Value
-----------------------------------------------------------------------------
           General Obligation - 27.6%
AAA          Aldine, TX, Independent School
               District, PSFG, 7.25s, 1997                  $  600  $   624,180
AA+          Baltimore County, MD, Consolidated
               Public Improvement, 5s, 1997                    500      507,470
AA+          Baltimore County, MD, Metropolitan
               District, 6.5s, 1997                            500      520,185
AAA          Clark County, NV, FGIC, 5.5s, 2002              2,000    2,059,840
A+           Commonwealth of Massachusetts,
               7.25s, 1996                                   1,000    1,019,470
A+           Commonwealth of Massachusetts, 7s, 1999         1,000    1,068,130
AAA          Cook County, IL, High School District
               No. 205(Thornton Township),
               FGIC, 5.4s, 1997                                450      460,215
B            District of Columbia, 4.3s, 1996                  900      887,247
AAA          District of Columbia, AMBAC, 7.25s, 1998          500      532,710
NR           Indianapolis, IN, Local Public Improvement
               Bond Bank, 6.25s, 2001                        1,000    1,069,610
AAA          Lawrence, MA, AMBAC, 9.7s, 2001                 1,000    1,243,420
AA-          Milwaukee County, WI, 5.35s, 2001               2,410    2,504,038
AA           Milwaukee, WI, Metropolitan Sewage District,
               6.7s, 2001                                      500      554,165
BBB+         New York, NY, 5.3s, 2000                        2,000    2,010,740
BBB+         New York, NY, 6.125s, 2001                        600      621,924
AA-          State of Connecticut, 4.5s, 2001                  650      647,348
AA           State of Hawaii, 5.4s, 2001                       500      524,505
AA-          State of Illinois, 5.5s, 2000                     500      521,595
AAA          State of Louisiana, MBIA, 5.3s, 2001              500      519,135
AA+          State of Minnesota, 6.8s, 1996                    750      766,875
                                                                    -----------
                                                                    $18,662,802
-------------------------------------------------------------------------------
           Student Loan Revenue - 10.9%
AAA          Alaska Student Loan Corp., AMBAC,
               5.125s, 2002                                 $1,000  $ 1,005,560
NR           Colorado Student Obligation Board
               Authority, Student Loan Rev.,
               6.125s, 1998                                    315      324,072
NR           Louisiana Public Facilities
               Authority, Student Loan Rev.,
               6.5s, 2002                                    1,000    1,062,860
NR           Mississippi Higher Education Student
               Loan, 5.4s, 2002                              1,000    1,015,690
NR           Nebraska Higher Education Loan
               Program, Inc. Rev., 5s, 1998                    500      498,430
NR           Nebraska Higher Education Loan
               Program, Inc. Rev., 5.2s, 1999                  500      499,655
NR           Nebraska Higher Education Loan
               Program, Inc. Rev., 5.2s, 1999                  500      499,270
NR           New Mexico Educational Assistance
               Foundation, 5.25s, 1998                       1,000    1,019,560
NR           Virginia Educational Loan Authority,
               Guaranteed Student Loan Program, 5s, 2003     1,500    1,479,870
                                                                    -----------
                                                                    $ 7,404,967
-------------------------------------------------------------------------------
           State and Local Appropriation - 10.5%
BBB+         California Public Works Board, Energy
               Efficiency Rev., 5.5s, 1996                  $  500  $   505,645
AAA          California Public Works Board, Lease
               Rev. (Secretary of State), AMBAC,
               5.25s, 1998                                     630      651,829
B-           District of Columbia, Certificates of
               Participation, 6s, 1997                         532      533,420
AA-          Michigan Building Authority Rev., 6.2s, 2002    1,000    1,093,110
BBB          New York Dormitory Authority Rev.
               (City University),  5.25s, 1997                 500      507,745
BBB+         New York Dormitory Authority Rev.
               (State University), 5.1s, 2000                  500      500,140
BBB+         New York Medical Care Facilities
               Finance Agency Rev., 5.9s, 2000                 995    1,036,113
BBB          New York Urban Development (Correctional
               Facility), 5.1s, 2002                         1,000    1,001,100
AAA          State of New Jersey, Transportation
               System Authority Rev., AMBAC, 5.5s, 2000        500      523,390
AA           State of Utah, Building Ownership
               Authority Lease Rev., 5.125s, 2000              750      774,600
                                                                    -----------
                                                                    $ 7,127,092
-------------------------------------------------------------------------------
           Refunded and Special Obligation - 15.0%
A+           Commonwealth of Massachusetts, 6.7s, 1998      $1,000  $ 1,074,120
AA+          De Kalb County, GA, 7.3s, 1997                  1,000    1,056,690
A            Kentucky Turnpike Authority Economic
               Development Road Rev., 7.6s, 1996             1,150    1,199,829
A+           New Jersey Transportation Trust Fund
               Authority, 5.6s, 1998                           495      511,973
AAA          Snohomish County, WA, Public Utility 1,
               7.875s, 1997                                  1,000    1,062,550
AA+          State of New Jersey, 7.3s, 1996                 3,550    3,681,918
AA           State of Texas, 7.125s, 2000                      500      561,240
AA           State of Washington, 5.85s, 1996                1,000    1,008,830
                                                                    -----------
                                                                    $10,157,150
-------------------------------------------------------------------------------
           Single Family Housing Revenue - 3.7%
AAA          Alaska State Housing Finance Corp.,
               MBIA, 4.6s, 2000                             $1,000  $   998,810
AA           New York Housing Corp. Revenue
               Refunding, 4.9s, 2002                         1,000      987,580
A+           Tennessee Housing Development Agency,
               4.95s, 2000                                     500      499,125
                                                                    -----------
                                                                    $ 2,485,515
-------------------------------------------------------------------------------
           Multi-Family Housing Revenue - 3.0%
AAA          Rhode Island Housing & Mortgage
               Finance Corp.,
               AMBAC, 5.15s, 2001                           $1,000  $ 1,024,570
AAA          Rhode Island Housing & Mortgage
               Finance Corp.,
               AMBAC, 5.25s, 2002                            1,000    1,028,570
                                                                    -----------
                                                                    $ 2,053,140
-------------------------------------------------------------------------------
           Insured Health Care Revenue - 5.5%
AAA          Delaware County, IN, Hospital
               Authority (Ball Memorial Hospital),
               AMBAC, 6.625s, 2001                          $2,520  $ 2,775,654
AAA          Medical Center Hospital Authority,
               GA, Anticipation Certificates
              (Columbus Regional Healthcare
               System), MBIA, 5.9s, 2001                       885      941,321
                                                                    -----------
                                                                    $ 3,716,975
-------------------------------------------------------------------------------
           Electric and Gas Utility Revenue - 8.5%
AAA          Brownsville, TX, Utility Rev., AMBAC,
               5s, 2000                                     $  400  $   409,460
BBB+         North Carolina Eastern Municipal
               Power Agency,
               Power Systems Rev., 7.3s, 1998                2,000    2,067,100
BBB          Philadelphia, PA, Gas Works Rev.,
               5.4s, 1998                                    1,000    1,017,500
AAA          Sacramento, CA, Municipal Utility
               District Electric
               Rev., FGIC, 6s, 2001                            620      667,126
AA           Washington Public Power Supply
               System, 4.625s, 1998                          1,000    1,005,530
AA           Washington Public Power Supply
               System, 5.1s, 2000                              600      610,404
                                                                    -----------
                                                                    $ 5,777,120
-------------------------------------------------------------------------------
           Water and Sewer Utility Revenue - 6.9%
A            Massachusetts Water Resources
               Authority, 5.25s, 2001                       $2,500  $ 2,578,950
AA           Milwaukee, WI, Metropolitan Sewage
               District, 5.4s, 1996                          1,000    1,013,150
AAA          San Antonio, TX, Water Rev., FGIC,
               5.8s, 1999                                    1,000    1,051,670
                                                                    -----------
                                                                    $ 4,643,770
-------------------------------------------------------------------------------
           Airport and Port Revenue - 1.3%
AAA          Metropolitan Nashville Airport
               Authority, TN, Airport Rev., FGIC,
               6.125s, 1999                                 $  800  $   845,304
-------------------------------------------------------------------------------
           Sales and Excise Tax Revenue - 2.3%
AAA          Arizona State Transportation Board,
               Excise Tax Rev.(Maricopa County Regional
               Area), MBIA, 6.8s, 1997                      $1,000  $ 1,045,310
AAA          San Diego County, CA, Regional
               Transportation Commission, Sales Tax
               Rev., FGIC, 5s, 1998                            500      513,215
                                                                    -----------
                                                                    $ 1,558,525
-------------------------------------------------------------------------------
           Industrial Revenue (Corporate Guarantee) - 0.7%
A+           Monroe County, GA, Development
               Authority Pollution Control Rev.
               (Oglethorpe Power Corp.), 5.1s, 1997         $  500  $   505,696
-------------------------------------------------------------------------------
           Universities - 0.8%
AAA          Union County, PA, Higher Educational
               Facilities Financing Authority, (Bucknell
               University), MBIA, 5.3s, 1998                $  500  $   514,780
-------------------------------------------------------------------------------
           Miscellaneous Revenue - 3.0%
BBB+         Detroit, MI, Distributable State Aid,
               5.375s, 1996                                 $  750  $   753,480
BBB+         Detroit, MI, Distributable State Aid,
               5.625s, 1997                                    750      762,818
AAA          Pennsylvania Intergovernmental Coop
               Authority(City of Philadelphia Funding
               Program), FGIC, 5.4s, 1997                      500      510,516
                                                                    -----------
                                                                    $ 2,026,814
-------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $66,474,780)                $67,479,650
-------------------------------------------------------------------------------
Floating  Rate  Demand  Note - 0.1%
-------------------------------------------------------------------------------
NR           Uinta County, WY, Pollution Control
               Rev. (Chevron), due 8/15/20, at
               Amortized Cost                               $  100  $   100,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $66,574,780)                    $67,579,650

Other  Assets,  Less  Liabilities - 0.2%                                143,095
===============================================================================
Net Assets - 100.0%                                                 $67,722,745
-------------------------------------------------------------------------------

See notes to financial statements

FINANCIAL  STATEMENTS
Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
October 31, 1995
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $66,574,780)           $67,579,650
  Cash                                                                28,008
  Receivable for Fund shares sold                                     45,707
  Interest receivable                                              1,203,056
  Deferred organization expenses                                       5,700
  Other assets                                                         1,098
                                                                 -----------
      Total assets                                               $68,863,219
                                                                 -----------
Liabilities:
  Distributions payable                                          $    59,469
  Payable for investments purchased                                1,003,833
  Payable for Fund shares reacquired                                  47,222
  Payable to affiliates -
    Management fee                                                     2,216
    Distribution fee                                                   9,435
  Accrued expenses and other liabilities                              18,299
                                                                 -----------
      Total liabilities                                          $ 1,140,474
                                                                 -----------
Net assets                                                       $67,722,745
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $67,566,840
  Unrealized appreciation on investments                           1,004,870
  Accumulated net realized loss on investments                      (831,170)
  Accumulated distributions in excess of net investment
    income                                                           (17,795)
                                                                 -----------
      Total                                                      $67,722,745
                                                                 ===========
Shares of beneficial interest outstanding                        8,917,301
                                                                 =========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $57,517,128 / 7,572,409 shares of
     beneficial interest outstanding)                              $7.60
                                                                   =====
  Offering price per share (100/97.50)                             $7.79
                                                                   =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $8,053,462 / 1,061,588 shares of
    beneficial interest outstanding)                               $7.59
                                                                   =====
Class C shares:
  Net asset value, offering price and redemption price per share
    (net assets of $2,152,155 / 283,304 shares of beneficial
    interest outstanding)                                          $7.60
                                                                   =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
Six Months Ended October 31, 1995
------------------------------------------------------------------------------
Income:
  Interest                                                         $1,730,037
                                                                   ----------
  Expenses -
    Management fee                                                 $  141,469
    Trustees' compensation                                              6,371
    Shareholder Servicing Agent Fee (Class A)                          45,657
    Shareholder Servicing Agent Fee (Class B)                           8,826
    Shareholder Servicing Agent Fee (Class C)                           1,407
    Distribution and service fee (Class A)                             45,613
    Distribution and service fee (Class B)                             34,755
    Distribution and service fee (Class C)                              9,411
    Registration costs                                                 32,676
    Custodian fee                                                      13,944
    Auditing fees                                                       6,550
    Printing                                                            5,189
    Postage                                                             3,360
    Amortization of organization expenses                               2,085
    Miscellaneous                                                       9,664
                                                                   ----------
      Total expenses                                               $  366,977
    Fees paid indirectly                                               (2,815)
    Preliminary refund of expenses pursuant to reimbursement
     agreement                                                          8,554
                                                                   ----------
      Net expenses                                                 $  372,716
                                                                   ----------
        Net investment income                                      $1,357,321
                                                                   ----------
Realized and unrealized gain (loss) on investments:
    Realized gain on investment transactions (identified cost
      basis)                                                       $   58,895
    Change in unrealized appreciation on investments                1,274,084
                                                                   ----------
      Net realized and unrealized gain on investments              $1,332,979
                                                                   ----------
        Increase in net assets from operations                     $2,690,300
                                                                   ==========

See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------
                                         Six Months Ended
                                         October 31, 1995          Year Ended
                                              (Unaudited)      April 30, 1995
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                      $  1,357,321        $  3,098,003
  Net realized gain (loss) on
    investments                                    58,895            (409,013)
  Net unrealized gain on investments            1,274,084             136,714
                                             ------------        ------------
    Increase in net assets from
      operations                             $  2,690,300        $  2,825,704
                                             ------------        ------------
Distributions declared to shareholders -
  From net investment income (Class A)       $ (1,173,691)       $ (2,806,873)
  From net investment income (Class B)           (126,432)           (234,092)
  From net investment income (Class C)            (28,363)            (57,037)
  In excess of net investment income
    (Class A)                                      --                 (16,471)
  In excess of net investment income
    (Class B)                                      --                  (1,374)
  In excess of net investment income
    (Class C)                                      --                    (335)
                                             ------------        ------------
    Total distributions declared to
      shareholders                           $ (1,328,486)       $ (3,116,182)
                                             ------------        ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares           $  9,669,219        $ 34,025,377
  Net asset value of shares issued to
    shareholders in
    reinvestment of distributions                 932,713           2,114,934
  Cost of shares reacquired                   (18,295,546)        (52,576,887)
                                             ------------        ------------
    Decrease in net assets from Fund
      share transactions                     $ (7,693,614)       $(16,436,576)
                                             ------------        ------------
      Total decrease in net assets           $ (6,331,800)       $(16,727,054)
Net assets:
  At beginning of period                       74,054,545          90,781,599
                                             ------------        ------------
  At end of period (including
    accumulated distributions in excess
    of net investment income of $17,795
    and $46,630, respectively)               $ 67,722,745        $ 74,054,545
                                             ============        ============

See notes to financial statements

    Financial  Highlights

    -------------------------------------------------------------------------------------------------------------------------------
                                                             Six
                                                    Months Ended                        Eight
                                                      October 31,   Year Ended   Months Ended         Year Ended August 31,
                                                             1995     April 30,     April 30,      --------------------------
                                                      (Unaudited)          1995          1994         1993         1992<F1>
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Class A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                     $  7.45       $  7.47       $  7.72      $  7.43      $  7.31
                                                          -------       -------       -------      -------      -------
Income from investment operations<F3> -
  Net investment income                                   $  0.15       $  0.28       $  0.19      $  0.31      $  0.15
  Net realized and unrealized gain (loss) on investments     0.15         (0.02)        (0.22)        0.30         0.12
                                                          -------       -------       -------      -------      -------
      Total from investment operations                    $  0.30       $  0.26       $  0.03      $  0.61      $  0.27
                                                          -------       -------       -------      -------      -------
Less distributions declared to shareholders -
  From net investment income                              $ (0.15)      $ (0.28)<F8>  $ (0.19)<F7> $ (0.31)     $ (0.15)<F6>
  From net realized gain on investments                       --            --            --         (0.01)         --
  In excess of net realized gains on investments              --            --          (0.03)         --           --
                                                          -------       -------       -------      -------      -------
      Total distributions declared to shareholders        $ (0.15)      $ (0.28)      $ (0.22)     $ (0.32)     $ (0.15)
                                                          -------       -------       -------      -------      -------
Net asset value - end of period                           $  7.60       $  7.45       $  7.47      $  7.72      $  7.43
                                                          =======       =======       =======      =======      =======
Total return<F4>                                            4.01%         3.55%       (0.59)%<F2>    8.47%      (8.26)%<F2>
Ratios (to average net assets)/Supplemental data<F9>:
  Expenses<F5>                                              0.95%<F2>     0.95%         0.89%<F2>    0.68%        0.55%<F2>
  Net investment income                                     3.93%<F2>     3.74%          3.72<F2>    4.04%        4.25%<F2>
Portfolio turnover                                            20%           50%           48%          69%           8%
Net assets at end of period (000 omitted)                 $57,517       $64,329       $83,367      $87,192      $21,312

<F1> For the period from the commencement of offering of Class A shares, March 17, 1992 to August 31, 1992.
<F2> Annualized.
<F3> Per share data for the period subsequent to April 30, 1994 is based on average shares outstanding.
<F4> Total returns for Class A shares do not include applicable sales charge. If the charge had been included, the result would have been lower.
<F5> For periods ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
<F6> Includes a per share distribution from paid-in capital of $0.0007.
<F7> Includes a per share distribution in excess of net investment income of $0.002.
<F8> Includes a per share distribution in excess of net investment income of $0.002.
<F9> The investment adviser did not impose a portion of its management fee and assumed some of the operating expenses of the
     Fund for certain of the periods indicated. If these fees had been incurred by the Fund and if the expense reimbursement agreement had not been in effect, the net investment income per share and the ratios would have been:

    Net investment income                                  $ 0.15        $ 0.28        $ 0.18       $ 0.28       $ 0.13
    Ratios (to average net assets):
      Expenses<F5>                                          0.92%<F2>     0.95%         1.12%<F2>    1.16%        1.16%<F2>
      Net investment income                                 3.96%<F2>     3.74%         3.49%<F2>    3.57%        3.64%<F2>

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------------------
                                   Six                                                              Six
                          Months Ended                                     Eight           Months Ended                   Ten
                           October 31,          Year Ended          Months Ended            October 31,          Months Ended
                                  1995           April 30,             April 30,                   1995             April 30,
                           (Unaudited)                1995              1994<F1>            (Unaudited)              1995<F2>
-----------------------------------------------------------------------------------------------------------------------------------
                              Class B                                                          Class C
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
 beginning of period            $ 7.44              $ 7.46                $ 7.75                 $ 7.45                $ 7.45
                                ------              ------                ------                 ------                ------
Income from investment operations<F4> -
  Net investment income         $ 0.12              $ 0.21                $ 0.14                 $ 0.11                $ 0.21
  Net realized and
   unrealized
   gain (loss) on
   investments                    0.15                (.02)                (0.26)                  0.15                 (0.02)
                                ------              ------                ------                 ------                ------
      Total from investment
        operations              $ 0.27              $ 0.19                $(0.12)                $ 0.26                $ 0.19
                                ------              ------                ------                 ------                ------
Less distributions
 declared to shareholders -
  From net investment
   income                       $(0.12)             $(0.21)               $(0.13)                $(0.11)               $(0.19)
  In excess of net investment
   income                          --                  -- <F6>             (0.01)                   --                    -- <F6>
  In excess of net
   realized gain on
   investments                     --                  --                  (0.03)                   --                    --
                                ------              ------                ------                 ------                ------
      Total distributions declared
       to shareholders         $ (0.12)            $ (0.21)              $ (0.17)               $ (0.11)              $ (0.19)
                                ------              ------                ------                 ------                ------
Net asset value - end of
 period                         $ 7.59              $ 7.44                $ 7.46                 $ 7.60                $ 7.45
                                ======              ======                ======                 ======                ======
Total return                     3.64%               2.67%               (2.37)%<F3>              3.57%                 2.53%

Ratios (to average net assets)/Supplemental data<F7>:
  Expenses<F5>                   1.67%<F3>           1.80%                 1.74%<F3>              1.80%<F3>             1.79%<F3>
  Net investment income          3.21%<F3>           2.88%                  2.79<F3>              3.09%<F3>             2.77%<F3>
Portfolio turnover                 20%                 50%                   48%                    20%                   50%
Net assets at end of period
 (000 omitted)                  $8,053              $7,792                $7,415                 $2,152                $1,934

<F1> For the period from the commencement of offering of Class B shares, September 7, 1993 to April 30, 1994.
<F2> For the period from the commencement of offering of Class C shares, July 1, 1994 to April 30, 1995.
<F3> Annualized.
<F4> Per share data for the periods subsequent to April 30, 1994 is based on average shares outstanding.
<F5> For periods ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
<F6> Includes a per share distribution in excess of net investment income of $0.001 (Class B and Class C).
<F7> The investment adviser did not impose a portion of its management fee and assumed some of the operating expenses of the Fund for certain of the periods indicated. If these fees had been incurred by the Fund and if the expense reimbursement agreement had not been in effect, the net investment income per share and the ratios would have been:

     Net investment
       income                   $ 0.12              $ 0.21                $ 0.12                 $ 0.11                $ 0.21
     Ratios (to average net assets):
       Expenses<F5>              1.71%<F3>           1.80%                 2.05%<F3>              1.77%<F3>             1.79%<F3>
       Net investment income
                                 3.18%<F3>           2.88%                 2.48%<F3>              3.12%<F3>             2.77%<F3>

See notes to financial statements

NOTES  TO  FINANCIAL  STATEMENTS
(1) Business  and  Organization
MFS Municipal Limited Maturity Fund (the Fund) is a diversified series of MFS Fixed Income Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant  Accounting  Policies
Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of the Fund.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions paid by the Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders. Distributions to shareholders are recorded on the ex-dividend date.

Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. At April 30, 1995, the Fund, for federal income tax purposes, had a capital loss carryforward of $798,921, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2003.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. Shareholders of each class also bear certain expenses that pertain only to that particular class. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses, including distribution and shareholder service fees.

(3) Transactions  with  Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.40% of average daily net assets.

Under a temporary expense reimbursement agreement with MFS, MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management and distribution fees until February 28, 2002 or the date upon which the operating expenses attributable to the Fund are repaid. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At October 31, 1995, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $119,855, after $8,554 net reimbursement in the current period.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $1,041 for the six months ended October 31, 1995.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $21,442 as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to a maximum of 0.15% per annum for an indefinite period) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD is not imposing the 0.10% distribution fee for an indefinite period. Fees incurred under the distribution plan during the period ended October 31, 1995 were 0.15% of average daily net assets attributable to Class A shares on an annualized basis and amounted to $45,613 (of which MFD retained $11,156).

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. Except in the case of the first year service fee, the service fee is reduced to 0.15% per annum of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. Fees incurred under the distribution plans during the period ended October 31, 1995 were 0.87% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis and amounted to $34,755 and $9,411, respectively (of which MFD retained $899 and $281, respectively).

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within 12 months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended October 31, 1995 were $3,157 and $26,984 for Class A shares and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of share at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio  Securities
Purchases and sales of investments, other than U.S. Government securities, purchased option transactions and short-term obligations, aggregated $13,609,710 and $19,426,464, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

    Aggregate cost                                           $66,574,780
                                                             ===========
    Gross unrealized appreciation                            $ 1,106,318
    Gross unrealized depreciation                               (101,448)
                                                             -----------
      Net unrealized appreciation                            $ 1,004,870
                                                             ===========

(5) Shares  of  Beneficial  Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


Class A Shares
                    Period Ended                  Year Ended
                    October 31, 1995              April 30, 1995
                    ---------------------------   ---------------------------
                         Shares          Amount        Shares          Amount
-----------------------------------------------------------------------------
Shares sold             869,231   $   6,559,136     3,162,482    $ 23,485,000
Shares issued to
 shareholders in
 reinvestment of
 distributions          110,117         832,003       256,666       1,915,510
Shares reacquired    (2,039,593)    (15,375,145)   (5,948,248)    (44,193,995)
                     ----------     -----------    ----------     -----------
  Net decrease       (1,060,245)  $  (7,984,006)   (2,529,100)   $(18,793,485)
                     ==========   =============    ==========    ============

Class B Shares
                    Period Ended                  Year Ended
                    October 31, 1995              April 30, 1995
                    ---------------------------   ---------------------------
                         Shares          Amount        Shares          Amount
-----------------------------------------------------------------------------
Shares sold             204,493     $ 1,537,714       502,731     $ 3,735,135
Shares issued to
 shareholders in
 reinvestment of
 distributions            9,853          74,357        20,109         149,528
Shares reacquired      (199,640)     (1,502,301)     (469,653)     (3,479,709)
                     ----------     -----------    ----------     -----------
  Net increase           14,706     $   109,770        53,187     $   404,954
                     ==========   =============    ==========    ============

Class C Shares
                    Period Ended                  Year Ended
                    October 31, 1995              April 30, 1995*
                    ---------------------------   ---------------------------
                         Shares          Amount        Shares          Amount
-----------------------------------------------------------------------------
Shares sold             208,469     $ 1,572,369       915,597     $ 6,805,242
Shares issued to
 shareholders in
 reinvestment of
 distributions            3,487          26,353         6,704          49,896
Shares reacquired      (188,226)     (1,418,100)     (662,727)     (4,903,183)
                     ----------     -----------    ----------     -----------
  Net increase           23,730     $   180,622       259,574     $ 1,951,955
                     ==========     ===========    ==========     ===========

*For the period from the commencement of offering of Class C shares, July 1, 1994 to April 30, 1995.

(6) Line  of  Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended October 31, 1995 was $446.

                ---------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS  INVESTMENT  OPPORTUNITIES

MUTUAL  FUNDS

The MFS Family of Funds(R), shown on the facing page, falls into the eight general categories below. All offer full-time professional management, a diversified portfolio, and a wide array of shareholder services.

STOCK FUNDS seek growth of capital rather than income through investments in stocks.

STOCK AND BOND FUNDS seek current income and growth of capital through investments in both stocks and bonds.

BOND  FUNDS seek current income through investments in debt securities.

WORLD FUNDS seek stock, balanced, and bond fund objectives through investments in U.S. and foreign stocks and bonds.

LIMITED-MATURITY FUNDS seek current income and preservation of capital through investments in debt securities with remaining maturities of five years or less.

NATIONAL TAX-FREE BOND FUNDS seek current income exempt from federal income tax through investments in debt securities issued by states and municipalities.\1/

STATE TAX-FREE BOND FUNDS seek current income exempt from federal and state income taxes through investments in debt securities issued by a single state and its municipalities.\1/

MONEY MARKET FUNDS seek preservation of capital and current income through investments in short-term debt securities.\2/

To determine which MFS fund may be appropriate for you, please contact your financial adviser, who can help you relate these investment opportunities to your financial goals. If you prefer, you may call MFS Investor Information for literature\3/ on MFS products and services: 1-800-637-2929, from 9 a.m. to 5 p.m. Eastern time any business day (leave a message any time).

\1/A small portion of the income may be subject to federal, state and/or alternative minimum tax.
\2/Investments in money market funds are not issued or guaranteed by the U.S.
   government and there is no assurance that the fund will be able to maintain a stable net asset value.
\3/Including a prospectus containing more complete information including charges and expenses. Read the prospectus carefully before investing.

THE MFS FAMILY OF FUNDS(R)
America's Oldest Mutual Fund Group

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or, leave a message any time). This material should be read carefully before investing or sending money.

STOCK                                                   LIMITED MATURITY BOND
----------------------------------------------------    ----------------------------------------------------
Massachusetts Investors Trust                           MFS(R) Government Limited Maturity Fund
----------------------------------------------------    ----------------------------------------------------
Massachusetts Investors Growth Stock Fund               MFS(R) Limited Maturity Fund
----------------------------------------------------    ----------------------------------------------------
MFS(R) Capital Growth Fund                              MFS(R) Municipal Limited Maturity Fund
----------------------------------------------------    ----------------------------------------------------
MFS(R) Emerging Growth Fund
----------------------------------------------------    WORLD
MFS(R) Gold & Natural Resources Fund                    ----------------------------------------------------
----------------------------------------------------    MFS(R) World Asset Allocation Fund
MFS(R) Growth Opportunities Fund                        ----------------------------------------------------
----------------------------------------------------    MFS(R) World Equity Fund
MFS(R) Managed Sectors Fund                             ----------------------------------------------------
----------------------------------------------------    MFS(R) World Governments Fund
MFS(R) OTC Fund                                         ----------------------------------------------------
----------------------------------------------------    MFS(R) World Growth Fund
MFS(R) Research Fund                                    ----------------------------------------------------
----------------------------------------------------    MFS(R) World Total Return Fund
MFS(R) Value Fund                                       ----------------------------------------------------
----------------------------------------------------
                                                        NATIONAL TAX-FREE BOND
STOCK AND BOND                                          ----------------------------------------------------
----------------------------------------------------    MFS(R) Municipal Bond Fund
MFS(R) Total Return Fund                                ----------------------------------------------------
----------------------------------------------------    MFS(R) Municipal High Income Fund
MFS(R) Utilities Fund                                          (closed to new investors)
----------------------------------------------------    ----------------------------------------------------
                                                        MFS(R) Municipal Income Fund
BOND                                                    ----------------------------------------------------
----------------------------------------------------
MFS(R) Bond Fund                                        STATE TAX-FREE BOND
----------------------------------------------------    ----------------------------------------------------
MFS(R) Government Mortgage Fund                         Alabama, Arkansas, California, Florida,
----------------------------------------------------    ----------------------------------------------------
MFS(R) Government Securities Fund                       Georgia, Louisiana, Maryland, Massachusetts,
----------------------------------------------------    ----------------------------------------------------
MFS(R) High Income Fund                                 Mississippi, New York, North Carolina,
----------------------------------------------------    ----------------------------------------------------
MFS(R) Intermediate Income Fund                         Pennsylvania, South Carolina, Tennessee,
----------------------------------------------------    ----------------------------------------------------
MFS(R) Strategic Income Fund                            Texas, Virginia, Washington, West Virginia
       (formerly MFS(R) Income & Opportunity Fund)      ----------------------------------------------------
----------------------------------------------------
                                                        MONEY MARKET
                                                        ----------------------------------------------------
                                                        MFS(R) Cash Reserve Fund
                                                        ----------------------------------------------------
                                                        MFS(R) Government Money Market Fund
                                                        ----------------------------------------------------
                                                        MFS(R) Money Market Fund
                                                        ----------------------------------------------------

MFS(R) MUNICIPAL            [logo]
LIMITED MATURITY             NUMBER
FUND                           1
                             DALBAR
500 Boylston Street         TOP-RATED SERVICE
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